JPMorgan Equity Funds

JPMorgan Small Cap Value Fund

(a series of JPMorgan Trust II)

All Share Classes

Supplement dated April 13, 2005

to the Equity Prospectuses dated February 19, 2005

Reopening of JPMorgan Small Cap Value Fund. The JPMorgan Small Cap Value Fund will reopen to new investors on April 21, 2005. Effective on that date, all references to the closure of the JPMorgan Small Cap Value Fund are deleted from the Prospectuses, including the section entitled “What does it mean that the Small Cap Value Fund is closed to new investors?” located in the section of the Prospectuses entitled “How To Do Business with the Funds.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-F-120-6